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                                EXHIBIT 99.10



                ACAC SECURITY AGREEMENT DATED AS OF NOVEMBER 30,
                1995 BETWEEN AUTOMOBILE CREDIT ACCEPTANCE CORP.
                AND HALL FINANCIAL GROUP, INC.
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                                                                EXHIBIT 99.10
                            ACAC SECURITY AGREEMENT

         This SECURITY AGREEMENT (the "AGREEMENT") is made and entered into as of the 30th day of November, 1995, by and between Automobile Credit Acceptance Corp., a Texas corporation (hereinafter sometimes called "GRANTOR") and Hall Financial Group, Inc. (hereinafter called "SECURED PARTY").

                              W I T N E S S E T H:

         1. Concurrently herewith, Search Capital Group, Inc.. ("SEARCH") and Search Funding Corp. ("SFC") have delivered to Secured Party those three certain Promissory Notes (the "NOTES") as described in the Funding Agreement entered into on November 30, 1995, ("FUNDING AGREEMENT") by and among Secured Party, Grantor, Search, SFC, Newsearch, Inc. ("NEWSEARCH"), and Automobile Credit Holdings, Inc.. ("ACHI").

         2. In order to induce Secured Party to provide financial accommodations to Grantor and in order to secure the payment and performance of all indebtedness and obligations now or hereafter owing to Secured Party pursuant to the Notes or any future note or other Obligation payable from Grantor, Search, SFC, Newsearch, or ACHI ("SEARCH PARTIES") to Secured Party, this Agreement, the Funding Agreement dated November 30, 1995 ("FUNDING AGREEMENT") between the Search Parties and Secured Party, and all other agreements, documents and instruments executed and delivered to Secured Party in connection therewith (as the same shall be renewed, extended, amended, increased or replaced from time to time, herein collectively called the "LOAN DOCUMENTS"), Grantor has agreed to grant to Secured Party a security interest in the property hereinafter described.

         3. Grantor and Secured Party acknowledge that certain of Search's subsidiaries ("CHAPTER SUBSIDIARIES") filed consolidated bankruptcy proceedings on August 14, 1995, when each of the Chapter Subsidiaries filed a petition for reorganization under chapter 11 of the Bankruptcy Code, pending in the U.S. Bankruptcy Court for the Northern District of Texas, Dallas Division, as In re Automobile Credit Fund 1991-III, Inc., et al, case nos. 395-34981-RCM-11 through 395-34988-SAF-11, jointly administered under case no. 395-34981-11 ("BANKRUPTCY PROCEEDINGS"). The Chapter Subsidiaries are identified in the Funding Agreement.

         For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                      COLLATERAL AND SECURED INDEBTEDNESS

         1.1 To secure the payment and performance in full of all Obligations, Grantor hereby grants to Secured Party a continuing security interest in and lien upon, and a right of setoff against, and Grantor hereby assigns and pledges to Secured Party, all of the Collateral.


ACAC SECURITY AGREEMENT - PAGE 1
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         1.2     "OBLIGATIONS" shall mean:

                 (a) all principal, interest, fees and other amounts payable to Secured Party pursuant to the terms and provisions of the Loan Documents, including, without limitation, the Notes;

                 (b) all covenants, conditions and agreements to be performed pursuant to the terms of the Loan Documents; and

                 (c) all sums expended or advanced by Secured Party pursuant to any term or provision of any Loan Documents, and all other sums now or hereafter loaned or advanced by Secured Party to the Search Parties, for the account of the Search Parties, or otherwise owing by the Search Parties to Secured Party pursuant to the Loan Documents.


         1.3     "COLLATERAL" shall mean all of the following property of
Grantor:

         All of the following now existing or hereafter arising and wherever located: chattel paper; leases; installment sale contracts; installment loan contracts; payments from chattel paper obligors; security deposits; motor vehicles (including but not limited to cars, trucks and motorcycles); certificates of title; contract purchase discounts; accounts; general intangibles (including, but not limited to, tax and duty refunds, registered and unregistered patents, trademarks, service marks, copyrights, trade names, applications for the foregoing, trade secrets, goodwill, processes, drawings, blueprints, customer lists, licenses, whether as licensor or licensee, choses in action and other claims, and existing and future leasehold interests in equipment, real estate and fixtures); security interests; collateral securing chattel paper; dealer agreements; dealer reserves and rate participation; rights of Grantor related to chattel paper, installment contracts, motor vehicles, and collateral securing chattel paper; documents related to the foregoing collateral; instruments; deposit accounts; electronic funds transfers; equipment; inventory; parts and accessories for motor vehicles; payments from account debtor bank accounts; reserve accounts; insurance policies, and benefits and rights under insurance policies, which Grantor is solely or jointly the owner of, insured under, the lienholder or loss payee under, or the beneficiary of, all payments and property of any kind, now or at any time or times hereafter, in the possession or under the control of Secured Party, or a bailee of Secured Party; and all books and records (including, without limitation, customer lists, credit files, credit investigation forms, disbursement listings, computer data, print-outs and other computer records) of Grantor pertaining to the foregoing collateral. All accessions to, substitutions for and all replacements, products and proceeds of all of the foregoing Collateral, including, without limitation, proceeds of insurance policies insuring the Collateral;

         All security agreements, certificates of title, or other documents or agreements securing chattel paper;

         All now owned and hereafter acquired right, title and interest of Grantor in, to and in respect of goods, including, but not limited to:





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         All inventory, wherever located, whether now owned or hereafter acquired, of whatever kind, nature or description, including all raw materials, work-in-process, finished goods, and materials to be used or consumed in Grantor's business; and all names or marks affixed to or to be affixed thereto for purposes of selling same by the seller, manufacturer, lessor or licensor thereof;

         All equipment and fixtures, wherever located, whether now owned or hereafter acquired, including, without limitation, all machinery, equipment, motor vehicles, furniture and fixtures, and any and all additions, substitutions, replacements (including spare parts), and accessions thereof and thereto;

         All consumer goods, farm products, crops, timber, minerals or the like (including oil and gas), wherever located, whether now owned or hereafter acquired, of whatever kind, nature or description;

         All now owned and hereafter acquired right, title and interests of Grantor in, to and in respect of any real or other personal property in or upon which Secured Party has or may hereafter have a security interest, lien or right of setoff;

         All present and future books and records relating to any of the above including, without limitation, all computer programs, printed output and computer readable data in the possession or control of the Grantor, any computer service bureau or other third party;

         All products and proceeds of the forgoing in whatever form and wherever located, including, without limitation, all insurance proceeds and all claims against third parties for loss or destruction of or damage to any of the foregoing.

                                   ARTICLE II

                         COLLECTION AND ADMINISTRATION

         2.1 Grantor is authorized to collect the accounts and any other proceeds of Collateral, on behalf of and in trust for Secured Party, at Grantor's expense, but such authority shall automatically terminate upon an Event of Default. Secured Party may modify or terminate such authority at any time after the occurrence of an Event of Default and directly collect the accounts and other monetary obligations included in the Collateral. After the occurrence of an Event of Default, Grantor shall, at Grantor's expense and in the manner requested by Secured Party from time to time, direct that remittances and all other proceeds of accounts and other Collateral shall be
(a) sent to a post office box designated by and/or in the name of Secured Party or in the name of Grantor, but as to which access is limited to Secured Party and/or (b) deposited into a bank account maintained in the name of Secured Party and/or a blocked bank account under arrangements with the depository bank under which all funds deposited to such blocked bank account are required to be transferred solely to Secured Party. Regardless whether such account is maintained in the name of Grantor or the Secured Party, Grantor shall bear the risk of loss of all funds





ACAC SECURITY AGREEMENT - PAGE 3
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in such account.  In connection therewith, Grantor shall execute such post office box and/or blocked bank account agreements as Secured Party shall reasonably specify.

         2.2 All Obligations shall be payable at Secured Party's office set forth below or at Secured Party's bank as Secured Party may expressly designate from time to time for purposes of this Section. Secured Party shall apply all proceeds of accounts or other Collateral received by Secured Party and all other payments in respect of the Obligations to the Notes whether or not then due or to any other Obligations then due, in whatever order or manner Secured Party shall determine. Secured Party shall have the continuing and exclusive right to apply and reverse and reapply any and all such proceeds and payments to any portion of the Obligations.

         2.3 Secured Party may, at any time, during the existence of an Event of Default, without notice to or assent of Grantor, (a) notify any account debtor that the accounts and other Collateral which includes a monetary obligation have been assigned to Secured Party by Grantor and that payment thereof is to be made to the order of and directly to Secured Party, (b) send, or cause to be sent by its designee, requests (which may identify the sender by a pseudonym) for verification of accounts and other Collateral directly to any account debtor or any other obligor or any bailee with respect thereto, and (c) demand, collect or enforce payment of any accounts or such other Collateral, but without any duty to do so, and Secured Party shall not be liable for any failure to collect or enforce payment thereof. At Secured Party's request during the existence of an Event of Default, all invoices and statements sent to any account debtor, other obligor or bailee, shall state that the accounts and such other Collateral have been assigned to Secured Party and are payable directly and only to Secured Party.

         2.4 Grantor hereby appoints Secured Party and any designee of Secured Party as Grantor's attorney-in-fact and authorizes Secured Party or such designee, at Grantor's sole expense, to exercise during the existence of an Event of Default in Secured Party's or such designee's discretion all or any of the following powers, which powers of attorney, being coupled with an interest, shall be irrevocable until all Obligations have been paid in full:
(a) receive, take, endorse, assign, deliver, accept and deposit, in the name of Secured Party or Grantor, any and all cash, checks, commercial paper, drafts, remittances and other instruments and documents relating to the Collateral or the proceeds thereof, (b) transmit to account debtors, other obligors or any bailees notice of the interest of Secured Party in the Collateral or request from account debtors or such other obligors or bailees at any time, in the name of Grantor or Secured Party or any designee of Secured Party, information concerning the Collateral and any amounts owing with respect thereto, (c) notify account debtors or other obligors to make payment directly to Secured Party, or notify bailees as to the disposition of Collateral, (d) take or bring, in the name of Secured Party or Grantor, all steps, actions, suits or proceedings deemed by Secured Party necessary or desirable to effect collection of or other action upon the accounts and other Collateral, (e) after an Event of Default, change the address for delivery of mail to Grantor and to receive and open mail addressed to Grantor, (f) after an Event of Default, extend the time of payment of, compromise or settle for cash, credit, return of merchandise, and upon any terms or conditions, any and all accounts or other Collateral which includes a monetary obligation





ACAC SECURITY AGREEMENT - PAGE 4
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and discharge or release the account debtor or other obligor, without affecting any of the Obligations, and (g) execute in the name of Grantor and file against Grantor in favor of Secured Party financing statements or amendments with respect to the Collateral.

         2.5 Grantor hereby releases and exculpates Secured Party, its officers, employees and designees, from any liability arising from any acts under this Agreement or in furtherance thereof, whether as attorney-in-fact or otherwise, whether of omission or commission, and whether based upon any error of judgment or mistake of law or fact, except for willful misconduct. In no event will Secured Party have any liability to Grantor for lost profits or other special or consequential damages.

         2.6 After an Event of Default, Grantor shall not, without the prior written consent of Secured Party in each instance, (a) grant any extension of time of payment of any of the accounts or any other Collateral which includes a monetary obligation, (b) compromise or settle any of the accounts or any such other Collateral for less than the full amount thereof,
(c) release in whole or in part any account debtor or other person liable for the payment of any of the accounts or any such other Collateral, or (d) grant any credits, discounts, allowances, deductions, return authorizations or the like with respect to any of the accounts or any such other Collateral.

         2.7 At such times as Secured Party may request and in the manner specified by Secured Party, Grantor shall deliver to Secured Party or Secured Party's representative original invoices, agreements, proofs of rendition of services and delivery of goods and other documents evidencing or relating to the transactions which gave rise to accounts or other Collateral, together with customer statements, schedules describing the accounts or other Collateral and/or statements of account and confirmatory assignments to Secured Party of the accounts or other Collateral, in form and substance satisfactory to Secured Party and duly executed by Grantor. Without limiting the provisions of Section 2.6, Grantor's granting of credits, discounts, allowances, deductions, return authorizations or the like will be promptly reported to Secured Party in writing. In no event shall any such schedule or confirmatory assignment (or the absence thereof or omission of any of the accounts or other Collateral therefrom) limit or in any way be construed as a waiver, limitation or modification of the security interests or rights of Secured Party or the warranties, representations and covenants of Grantor under this Agreement. Any documents, schedules, invoices or other paper delivered to Secured Party by Grantor may be destroyed or otherwise disposed of by Secured Party six (6) months after receipt by Secured Party, unless Grantor requests their return in writing in advance, and makes prior arrangements for their return, at Grantor's expense.

         2.8 From time to time as requested by Secured Party, at the sole expense of Grantor, Secured Party or its designee shall have access, prior to an Event of Default during reasonable business hours and on or after an Event of Default at any time, to all of the premises where Collateral is located for the purposes of inspecting the Collateral, and to all of Grantor's books and records, and Grantor shall permit Secured Party or its designee to make such copies of such books and records or extracts therefrom as Secured Party may request. Without expense to Secured Party, Secured Party may use such of Grantor's





ACAC SECURITY AGREEMENT - PAGE 5
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personnel, equipment, including computer equipment, programs, printed output and computer readable media, supplies and premises for the obtainment of copies of such books and records. Grantor hereby irrevocably authorizes all accountants and third parties to disclose and deliver to Secured Party at Grantor's expense all financial information, books and records, work papers, management reports and other information in their possession regarding Grantor.

         2.9 If after receipt of any payment of, or proceeds applied to the payment of, all or any part of the Obligations, the Secured Party is for any reason required to surrender such payment or proceeds because such payment or proceeds is invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, or a diversion of trust funds, or for any other reason, then: the Obligations or any part thereof intended to be satisfied shall be revived and continue and this Agreement shall continue in full force as if such payment or proceeds had not been received by the Secured Party, and the Grantor shall be liable to pay to the Secured Party, and hereby does indemnify the Secured Party and hold the Secured Party harmless for, the amount of such payment or proceeds surrendered. The provisions of this Section 2.9 shall be and remain effective notwithstanding any contrary action which may have been taken by the Secured Party in reliance upon such payment or proceeds, and any such contrary action so taken shall be without prejudice to the Secured Party's rights under this Agreement and shall be deemed to have been conditioned upon such payment or proceeds having become final and irrevocable. The provisions of this Section 2.9 shall survive the termination of this Agreement.

                                  ARTICLE III

                  REPRESENTATIONS AND WARRANTIES INCORPORATED
                             FROM FUNDING AGREEMENT

         The representations of Grantor made in the Funding Agreement are incorporated fully by reference the same as if fully set forth in this Agreement, and Grantor hereby affirms and adopts all such representations and warranties for purposes of this Agreement.

                                   ARTICLE IV

              ADDITIONAL REPRESENTATIONS WARRANTIES AND COVENANTS

         4.1 Grantor hereby represents, warrants and covenants to Secured Party the following, the truth and accuracy of which, and compliance with which, shall be continuing conditions of the making of loans or other credit accommodations by Secured Party to Grantor:

         4.2 Grantor shall keep and maintain its books and records in accordance with generally accepted accounting principles, consistently applied. Grantor shall, at its sole expense deliver to Secured Party true and complete:
(i) monthly agings of its accounts receivable and accounts and notes payable, monthly inventory reports, monthly internally





ACAC SECURITY AGREEMENT - PAGE 6
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prepared interim financial statements, trial balance of contracts, contract delinquency reports, paid off contract reports, charged-off contract reports, recovery reports, repossession reports, title tracking reports, vehicle inventory reports, and new contract reports on or before the twentieth (20th) day of each month and (ii) agings of its accounts receivable and accounts and notes payable and cash transactions reports on a weekly basis, all in such form, and together with such other information with respect to the business of Grantor or any guarantor, as Secured Party may request.

         4.3 Grantor may from time to time render invoices to account debtors under its trade names after Secured Party has received prior written notice from Grantor of the use of such trade names and as to which, Grantor agrees that: (a) each trade name does not refer to another corporation or other legal entity, (b) all accounts and proceeds thereof (including any returned merchandise) invoiced under any such trade names are owned exclusively by Grantor and are subject to the security interest of Secured Party and the other terms of this Agreement, and (c) all schedules of accounts and confirmatory assignments including any sales made or services rendered using the trade name shall show Grantor's name as assignor and Secured Party is authorized to receive, endorse and deposit to any loan account of Grantor maintained by Secured Party all checks or other remittances made payable to any trade name of Grantor representing payment with respect to such sales or services.

         4.4 Grantor shall promptly notify Secured Party in writing of any loss, damage, investigation, action, suit, proceeding or claim relating to a material portion of the Collateral or which may result in any material adverse change in Grantor's business, assets, liabilities or condition, financial or otherwise.

         4.5 Grantor's books and records concerning accounts and its chief executive office are and shall be maintained only at the address set forth below. Grantor's only other places of business and the only other locations of Collateral, if any, are and shall be the addresses set forth in Section 6.7 hereof, except Grantor may change such locations or open a new place of business after thirty (30) days prior written notice to Secured Party. Prior to any change in location or opening of any new place of business, Grantor shall execute and deliver or cause to be executed and delivered to Secured Party such financing statements, financing documents, mortgages, and security and other agreements as Secured Party may reasonably require.

         4.6 Grantor has and at all times will continue to have good and marketable title to all of the Collateral, free and clear of all liens, security interests, claims or encumbrances of any kind, except, if any, those set forth on Exhibit "A" attached hereto.

         4.7 Grantor shall not directly or indirectly: (a) sell, lease, transfer, assign, abandon or otherwise dispose of any part of the Collateral or any material portion of its other assets (other than sales of inventory to buyers in the ordinary course of business) or (b) consolidate with or merge with or into any other entity, or permit any other entity to consolidate with or merge with or into Borrower or (c) form or acquire any interest in any firm, corporation or other entity.





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         4.8     Grantor shall at all times maintain, with financially sound and reputable insurers, casualty insurance with respect to the Collateral and other assets and shall have Secured Party named as an additional insured on such insurance. Provided, however, that Grantor shall not be required to maintain casualty insurance with respect to vehicles other than such coverage as is currently in place. All such insurance policies shall be in such form, substance, amounts and coverage as may be satisfactory to Secured Party and shall provide for thirty (30) days prior written notice to Secured Party of cancellation or reduction of coverage. Grantor hereby irrevocably appoints Secured Party and any designee of Secured Party as, attorney-in-fact for Grantor to obtain at Grantor's expense any such insurance should Grantor fail to do so and, after an Event of Default, to adjust or settle any claim or other matter under or arising pursuant to such insurance or to amend or cancel such insurance. Grantor shall deliver to Secured Party evidence of such insurance and a Secured Party's loss payable endorsement satisfactory to Secured Party as to all existing and future insurance policies with respect to the Collateral. Grantor shall deliver to Secured Party, in kind, all instruments representing proceeds of insurance received by Grantor. Secured Party may apply any insurance proceeds received at any time to the cost of repairs to or replacement of any portion of the Collateral and/or, at Secured Party's option, to payment of or as security for any of the Obligations, whether or not due, in any order or manner as Secured Party determines.

         4.9 Grantor is and at all times will continue to be in material compliance with all laws, rules, regulations and orders of any governmental authority relating to its business (including laws, rules, regulations and orders relating to taxes, payment and withholding of payroll taxes, employer and employee contributions and similar items, securities, employee retirement and welfare benefits, employee health and safety, or environmental matters) and all material agreements or other instruments, binding on Grantor or its property. Grantor shall pay and discharge all taxes, assessments and governmental charges against Grantor or any Collateral prior to the date on which penalties are imposed or liens attach with respect thereto, unless the same are being contested in good faith and, at Secured Party's option, reserves are established for the amount contested and penalties which may accrue thereon.

         4.10 With respect to Grantor's equipment, Grantor shall keep the equipment in good order and repair, and in running and marketable condition, ordinary wear and tear excepted.

         4.11 Grantor will not, directly or indirectly: (a) other than in the ordinary course of business, lend or advance money or property to, guarantee or assume indebtedness of, or invest (by capital contribution or otherwise) in any person, firm, corporation or other entity; or (b) declare, pay or make any dividend, redemption or other distribution on account of any shares of any class of stock of Grantor now or hereafter outstanding except the dividend payment due in January, 1996 on outstanding convertible preferred stock; or (c) make any payment of the principal amount of or Interest on any indebtedness owing to any officer, director, shareholder, or affiliate of Grantor except travel advances; or (d) make any loans or advances to any officer, director, employee, shareholder or affiliate of Grantor except travel advances; or (e) enter into any sale or lease or other transaction with any officer, director, employee, shareholder or affiliate of Grantor on terms that are less





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favorable to Grantor than those which might be obtained at the time from persons who are not an officer, director, employee, shareholder or affiliate of Grantor.

         4.12 Grantor shall pay, on Secured Party's demand, all reasonable costs, expenses, filing fees and taxes payable in connection with the preparation, execution, delivery, recording, administration, collection, liquidation, enforcement and defense of the Obligations, Secured Party's rights in the Collateral, this Agreement and all other existing and future agreements or documents contemplated herein or related hereto, including any amendments, waivers, supplements or consents which may hereafter be made or entered into in respect hereof, or in any way involving claims or defense asserted by Secured Party or claims or defense against Secured Party asserted by Grantor, any guarantor or any third party directly or indirectly arising out of or related to the relationship between Grantor and Secured Party or any guarantor and Secured Party, including, but not limited to the following, whether incurred before, during or after the initial or any renewal term or after the commencement of any case with respect to Grantor or any guarantor under the United States Bankruptcy Code or any similar statute: (a) all costs and expenses of filing or recording (including Uniform Commercial Code financing statement filing taxes and fees, documentary taxes, intangibles taxes and mortgage recording taxes and fees, if applicable); (b) all fees relating to the wire transfer of loan proceeds and other funds and fees for returned checks;
(c) all expenses and costs heretofore and from time to time here-after incurred by Secured Party during the course of periodic field examinations of the Collateral and Borrower's operations; and (d) the reasonable out-of-pocket costs, fees and disbursements of outside counsel to Secured Party.

         4.13 At the request of Secured Party, at any time and from time to time at Grantor's sole expense, Grantor shall execute and deliver or cause to be executed and delivered to Secured Party, such agreements, documents and instruments, including waivers, consents and subordination agreements from mortgagees or other holders of security interests or liens, landlords or bailees, and do or cause to be done such further acts as Secured Party, in its discretion, deems necessary or desirable to create, preserve, perfect or validate any security interest of Secured Party or the priority thereof in the Collateral and otherwise to effectuate the provisions and purposes of this Agreement. Borrower hereby authorizes Secured Party to file financing statements or amendments against Grantor in favor of Secured Party with respect to the Collateral, without Grantor's signature and to file as financing statements any carbon, photographic or other reproductions of this Agreement or any financing statements signed by Grantor.

         4.14 The Grantor assumes all responsibility and liability arising from or relating to the use, sale, or other disposition of the Collateral. Neither the Secured Party nor any of its officers, directors, employees, and agents shall be liable or responsible in any way for the safekeeping of any of the Collateral, or for any act or failure to act with respect to the Collateral, or for any loss or damage thereto, or for any diminution in the value thereof, or for any act of default by any warehouseman, carrier, forwarding agency or other person whomsoever, all of which shall be at the Grantor's sole risk. The Obligations shall not be affected by any failure of the Secured Party to take any steps to perfect its security interest in or to collect or realize upon the Collateral, nor shall loss of or damage to the Collateral





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
release the Grantor from any of the Obligations. Upon the occurrence of an Event of Default, the Secured Party may (but shall not be required to), without notice to or consent from the Grantor, sue upon or otherwise collect, extend the time for payment of, modify or amend the terms of, compromise or settle for cash or credit, grant other indulgences, extensions, renewals, compositions, or releases, and take or omit to take any other action with respect to the Collateral, any security therefor, any agreement relating thereto, any insurance applicable thereto, or any person liable directly or indirectly in connection with any of the foregoing, without discharging or otherwise affecting the liability of the Grantor for the Obligations.


         4.15 The Grantor shall notify Secured Party in writing of the following matters at the following times:

                 (a) Immediately after becoming aware of the existence of any Event of Default.

                 (b) Immediately after becoming aware that the holder of any capital stock of the Grantor has given notice or taken any action with respect to a claimed default.

                 (c) Immediately after becoming aware of any material adverse change in the Collateral or in Grantor's property, business, operations, or condition (financial or otherwise).

                 (d) Immediately after becoming aware of any pending or threatened action, proceeding, or counterclaim by any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, Public Authority, or any other entity, or any pending or threatened investigation by a Public Authority, which may materially and adversely affect the Collateral, the repayment of the Obligations, the Secured Party's rights under the Loan Documents, or Secured Party's rights with respect to the Collateral, or Grantors business, operations, or condition (financial or otherwise).

                 (e) Immediately after becoming aware of any pending or threatened strike, work stoppage, material unfair labor practice claim, or other material labor dispute affecting the Grantor or any of its subsidiaries.

                 (f) Immediately after becoming aware of any violation of any law, statute, regulation, or ordinance of a Public Authority applicable to Grantor, which may materially and adversely affect the Collateral, the repayment of the Obligations, the Secured Party's rights under this Agreement, or Secured Party's rights with respect to the Collateral, or Grantor's property, business, operations, or condition (financial or otherwise).

                 (g) Immediately after becoming aware of any violation or any investigation of a violation by the Grantor of environmental laws which would adversely affect the





ACAC SECURITY AGREEMENT - PAGE 10

         Collateral, the Grantor's property, business, operation or condition (financial or other-wise).

                 (h) Thirty (30) days prior to the Grantor changing its name.

Each notice given under this Section shall describe the subject matter thereof in reasonable detail and shall set forth the action that the Grantor has taken or proposes to take with respect thereto. As used herein, the term ("Public Authority") shall mean the government of any country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or any department, agency, public corporation or other instrumentality of any of the foregoing.

                                   ARTICLE V

                         EVENTS OF DEFAULT AND REMEDIES

         5.1 For determination of an Event of Default, this Agreement refers to and incorporates by reference the applicable provisions of the Funding Agreement, as if fully set forth in this Agreement.

         5.2 Upon the occurrence of an Event of Default and at any time thereafter, Secured Party shall have all rights and remedies provided in this Agreement, the Funding Agreement, any other agreements between Grantor and Secured Party, the Uniform Commercial Code or other applicable law, all of which rights and remedies may be exercised without notice to Grantor, all such notices being hereby waived, except such notice as is expressly provided for hereunder or is not waivable under applicable law. All rights and remedies of Secured Party are cumulative and not exclusive and are enforceable, in Secured Party's discretion, alternatively, successively, or concurrently on any one or more occasions and in any order Secured Party may determine. Without limiting the foregoing, Secured Party may (a) accelerate the payment of the Notes and all Obligations and demand immediate payment thereof to Secured Party, (b) with or without judicial process or the aid or assistance of others, enter upon any premises on or in which any of the Collateral may be located and take possession of the Collateral or complete processing, manufacturing and repair of all or any portion of the Collateral, (c) require Grantor, at Grantor's expense, to assemble and make available to Secured Party any part or all of the Collateral at any place and time designated by Secured Party, (d) collect, foreclose, receive, appropriate, setoff and realize upon any and all Collateral, (e) extend the time of payment of, compromise or settle for cash, credit, return of merchandise, and upon any terms or conditions, any and all accounts or other Collateral which includes a monetary obligation and discharge or release the account debtor or other obligor, without affecting any of the Obligations, (f) sell, lease, transfer, assign, deliver or otherwise dispose of any and all Collateral (including, without limitation, entering into contracts with respect thereto, by public or private sales at any exchange, broker's board, any office of Secured Party or elsewhere) at such prices or terms as Secured Party may deem reasonable, for cash, upon credit or for future delivery, with the Secured Party having the right to purchase the whole or any part of the Collateral at any such public sale, all of the foregoing being free from any right or equity of redemption of





ACAC SECURITY AGREEMENT - PAGE 11

Grantor which right or equity of redemption is hereby expressly waived and released by Grantor. If any of the Collateral is sold or leased by Secured Party upon credit terms or for future delivery, the Obligations shall not be reduced as a result thereof until payment therefor is finally collected by Secured Party. If notice of disposition of Collateral is required by law, seven (7) days prior notice by Secured Party to Grantor designating the time and place of any public sale or the time after which any private sale or other intended disposition of Collateral is to be made, shall be deemed to be reasonable notice thereof and Grantor waives any other notice. In the event Secured Party institutes an action to recover any Collateral or seeks recovery of any Collateral by way of prejudgment remedy, Grantor waives the posting of any bond which might otherwise be required.

         5.3 Secured Party may apply the cash proceeds of Collateral actually received by Secured Party from any sale, lease, foreclosure or other disposition of the Collateral to payment of any of the Notes or Obligations, in whole or in part (including reasonable attorneys' fees and legal expenses incurred by Secured Party with respect thereto or otherwise chargeable to Grantor) and in such order as Secured Party may elect, when due. Grantor shall remain liable to Secured Party for the payment of any deficiency together with interest at the highest rate provided for herein and all costs and expenses of collection or enforcement, including reasonable attorneys' fees and legal expenses.

         5.4 Secured Party may, at its option, during the existence of an Event of Default cure any default by Grantor under any agreement with a third party or pay or bond on appeal any judgment entered against Grantor, discharge taxes, liens, security interests or other encumbrances at any time levied on or existing with respect to the Collateral and pay any amount, incur any expense, or perform any act which, in Secured Party's sole judgment, is necessary or appropriate to preserve, protect, insure, maintain or upon the Collateral. Secured Party may charge Grantor's loan account for any amounts so expended, such amounts to be repayable by Grantor on demand. Secured Party shall be under no obligation to effect such cure, payment, bonding or discharge, and shall not, by doing so, be deemed to have assumed any obligation or liability of Grantor.

                                   ARTICLE VI

                                 MISCELLANEOUS

         6.1. The Definitions and constructions set out in the Funding Agreement shall apply to this Agreement.

         6.2. The headings of paragraphs herein are inserted only for convenience and shall in no way define, describe or limit the scope or intent of any provisions of this Agreement.

         6.3. No change, amendment, modification, cancellation or discharge of any provision of this Agreement shall be valid unless consented to in writing by Secured Party.

         6.4. As and when used herein, the term "GRANTOR" shall mean and include the Grantor herein named and its successors and permitted assigns, and the term "SECURED





ACAC SECURITY AGREEMENT - PAGE 12

PARTY" shall mean and include the Secured Party herein named and its successors and assigns, and all covenants and agreements herein shall be binding upon and inure to the benefit of Grantor and Secured Party and their respective successors and permitted assigns.

         6.5. THIS AGREEMENT SHALL BE CONSTRUED, INTERPRETED AND ENFORCEABLE UNDER AND PURSUANT TO THE LAWS OF THE STATE OF TEXAS.

         6.6. If any provision of this Agreement is held to be invalid or unenforceable, the validity or enforceability of the other provisions of this Agreement shall remain unaffected.

         6.7. All notices, demands, requests or other communications to any party hereunder or referred to herein shall be in writing and shall be given to such party at its address set forth below (or, with respect to any other party, not specified below, at such party's business address) or at such other address as such party may hereafter specify for the purpose of notice to Grantor or Secured Party. Each such notice, demand, request or other communication shall be effective seventy-two (72) hours after such communication is deposited in the mail with first class postage prepaid, addressed as aforesaid, provided that such mailing is by registered or certified mail, return receipt requested.


         If to Secured Party:         Hall Financial Group, Inc.
                                      750 North St. Paul
                                      Suite 200
                                      Dallas, Texas   75201-3247

         With copy to:                Burke & Wright, P.C.
                                      2900 Renaissance Tower
                                      1201 Elm Street
                                      Dallas, Texas 75270-2102
                                      Attn:  Frank J. Wright, Esq.

         If to Grantor:               Automobile Credit Acceptance Corp.
                                      700 N. Pearl
                                      Suite 400, L.B. 401
                                      Dallas, Texas 75201-2809
                                      Attn: General Counsel

         With a copy to:              Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                      1700 Pacific Avenue, Suite 4100
                                      Dallas, Texas 75201
                                      Attention: Ford Lacy, P.C.


         6.8. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument, and in making proof of this Agreement it shall not be necessary to produce or account for more than one such counterpart.





ACAC SECURITY AGREEMENT - PAGE 13

         6.9. Anything contained in this Agreement to the contrary notwithstanding, in the event of an express conflict between the terms hereof and the terms of the Funding Agreement, the terms and provisions of the Funding Agreement shall govern and control. Terms defined in the Funding Agreement shall have the same meaning in this Agreement.

         IN WITNESS WHEREOF, Grantor and Secured Party have executed this Agreement on the date and year first above written.


                                           GRANTOR:

                                           Automobile Credit Acceptance Corp.


                                           By: /s/ ROBERT D. IDZI
                                              ----------------------------------

                                           Printed Name: Robert D. Idzi
                                                        ------------------------

                                           Its:  SVP & CFO
                                               ---------------------------------


                                           SECURED PARTY:


                                           Hall Financial Group, Inc.


                                           By:  /s/ LARRY E. LEVEY
                                              ----------------------------------
                                                   Larry E. Levey
                                                   Senior Vice President





ACAC SECURITY AGREEMENT - PAGE 14

                                  EXHIBIT "A"

                                PERMITTED LIENS



         1.    Any liens granted to Secured Party;

         2. Liens for taxes, assessments and governmental charges or levies imposed upon the Grantor, it's income, profits, or property, if the same are not yet due and payable or if the same are being contested in good faith and as to which adequate cash reserves have been provided;

         3.    Any existing lien securing any interest or title of a lessor of real property or equipment under any true lease entered into by Grantor in the ordinary course of business; and,

         4. Liens imposed by mandatory provisions of law such as for materialmen's, mechanic's, warehouseman's and other like liens arising in the ordinary course of business, securing indebtedness whose payment is not yet due or which is being contested in good faith and as to which adequate cash reserves have been provided.





ACAC SECURITY AGREEMENT - PAGE 15